SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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KAYNE ANDERSON MLP INVESTMENT COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS JUNE 15, 2005
PROPOSAL ONE ELECTION OF DIRECTOR
OFFICERS
BOARD RECOMMENDATION
PROPOSAL TWO APPROVAL TO SELL SHARES OF COMMON STOCK BELOW NET ASSET VALUE
BOARD RECOMMENDATION
OTHER MATTERS
MORE INFORMATION ABOUT THE MEETING
SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE
AUDIT COMMITTEE REPORT
ADMINISTRATOR
STOCKHOLDER COMMUNICATIONS
STOCKHOLDER PROPOSALS
APPENDIX A

1800 Avenue of the Stars, Second Floor
Los Angeles, CA 90067
1-877-657-3863/ MLP-FUND
May 23, 2005
Dear Fellow Stockholder:
      You are cordially invited to attend the annual meeting of stockholders of Kayne Anderson MLP Investment Company (the “Company”) on Wednesday, June 15, 2005 at 9:00 a.m., Pacific Time, at 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067.
      The matters scheduled for consideration at the meeting are the election of one director of the Company and a proposal to authorize the Company to sell shares of its common stock for less than net asset value per share, subject to certain conditions, as more fully discussed in the enclosed proxy statement.
      Enclosed with this letter are answers to questions you may have about the proposals, the formal notice of the meeting, the proxy statement, which gives detailed information about the proposals and why the Board of Directors recommends that you vote to approve them, and an actual written proxy for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-877-657-3863/ MLP-FUND.
      Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

Sincerely,

Kevin S. McCarthy
Chief Executive Officer, President and Chairman of the Board of Directors

ANSWERS TO SOME IMPORTANT QUESTIONS

Q	WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.	This proxy contains two proposals: (i) Proposal One — the election of one Director to serve until the 2008 Annual Stockholder Meeting and until his successor is duly elected and qualifies; and (ii) Proposal Two — a proposal to authorize the Company to sell shares of its common stock at a price less than net asset value per share, subject to certain conditions, for a period expiring on the date of the Company’s 2006 Annual Meeting of Stockholders. The Company’s common stockholders and preferred stockholders will vote together, as a single class, on the proposals.

Q.	HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.	The Board of Directors of the Company unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q.	HOW CAN I VOTE?

A.	If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to vote your shares. If you are a stockholder of record, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. Stockholders of record or their duly authorized proxies also may vote in person if able to attend the meeting. However, even if you plan to attend the meeting, we urge you to return your proxy card. That will ensure that your vote is cast should your plans change.
This information summarizes information that is included in more detail in the Proxy Statement. We urge you to
read the Proxy Statement carefully.
If you have questions, call 1-877-657-3863/ MLP-FUND.

1800 Avenue of the Stars, Second Floor
Los Angeles, CA 90067
1-877-657-3863/ MLP-FUND
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Kayne Anderson MLP Investment Company:
      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), will be held on Wednesday, June 15, 2005 at 9:00 a.m. Pacific Time at 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067, to consider and vote on the following matters as more fully described in the accompanying proxy statement:

1. To elect one Director of the Company, to hold office for a term of three years and until his successor is duly elected and qualifies;

2. To approve a proposal to authorize the Company to sell shares of its common stock at a price less than net asset value per share; and

3. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.
      Stockholders of record as of the close of business on May 4, 2005 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).

By Order of the Board of Directors of the Company,

David J. Shladovsky
Secretary
May 23, 2005
Los Angeles, California

1800 Avenue of the Stars, Second Floor
Los Angeles, CA 90067
1-877-657-3863/ MLP-FUND
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
JUNE 15, 2005
       This proxy statement is being sent to you by the Board of Directors of Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”). The Board of Directors is asking you to complete, sign, date and return the enclosed proxy card, permitting your shares of the Company to be voted at the annual meeting (the “Annual Meeting”) of stockholders called to be held on June 15, 2005 at 9:00 a.m. Pacific Time at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. Stockholders of record at the close of business on May 4, 2005 (the “Record Date”) are entitled to vote at the Annual Meeting. You are entitled to one vote for each share of common stock and for each share of preferred stock you hold on each matter on which holders of such shares are entitled to vote. This proxy statement and enclosed proxy are first being mailed to stockholders on or about May 24, 2005.
      You should have received the Company’s Annual Report to stockholders for the fiscal year ended November 30, 2004. If you would like another copy of the Annual Report, please write the Company at the address shown at the top of this page or call the Company at 1-877-657-3863/ MLP-FUND. The report will be sent to you without charge. The Company’s reports can be accessed on its website (www.kaynemlp.com) or on the website of the Securities and Exchange Commission (the “SEC”) at (www.sec.gov).
      Kayne Anderson Capital Advisors, LP (“Kayne Anderson”) is the Company’s investment adviser. As of April 30, 2005, Kayne Anderson had approximately $3.7 billion of client assets under management. Kayne Anderson may be contacted at the address listed above.
PROPOSAL ONE
ELECTION OF DIRECTOR
      At the Annual Meeting, stockholders will consider and vote on the election of one Director to serve for a term of three years and until his successor is duly elected and qualifies. The initial term of the Class I Director of the Company, Michael Targoff, expires at the Annual Meeting and Mr. Targoff is not standing for reelection. The Board of Directors unanimously nominated Gerald I. Isenberg to stand for election as a Director at the Annual Meeting. Mr. Isenberg has agreed to serve if elected, and the Company has no reason to believe that he will be unavailable to serve.
      The persons named as proxies on the accompanying proxy card intend to vote at the Annual Meeting (unless otherwise directed) FOR the election of Mr. Isenberg as a Director of the Company. Currently the Company has five Directors. In accordance with the Company’s charter, its Board of Directors is divided into three classes of approximately equal size. The three-year terms of the Directors are staggered. The initial terms of Steven C. Good and Kevin S. McCarthy expire at the 2006 Annual Meeting of stockholders and the terms of Anne K. Costin and Terrence J. Quinn expire at the 2007 Annual Meeting of stockholders and, in each case, when their successors are duly elected and qualify. If Mr. Isenberg is elected at the Annual Meeting, he will serve until the 2008 Annual Meeting of stockholders and until his successor is duly elected and qualifies. If Mr. Isenberg is unable to serve or for good cause will not serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Board of Directors.

Mr. Isenberg, if elected, will be a Class I Director. Pursuant to the terms of the Company’s preferred stock, the preferred stockholders have the exclusive right to elect two Directors to the Board. The Board of Directors has designated Steven C. Good and Terrence J. Quinn as the Directors the preferred stockholders shall have the exclusive right to elect.
      The following tables set forth the nominee’s and each Director’s name and birth year; position(s) with the Company and length of time served; principal occupation during the past five years; and other directorships currently held by the nominee and each Director. The address for the nominee and all Directors and officers is 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067. As of April 30, 2005, the Company is the only investment company in the Kayne Anderson fund complex that is overseen by the Directors.
NOMINEE FOR DIRECTOR WHO IS NOT AN INTERESTED PERSON:

	Position(s)	Initial		Other
Name	Held with	Term of	Principal Occupations	Directorships
(Year Born)	Registrant	Office	During Past Five Years	Held by Director

Gerald I. Isenberg (born 1940)	Current nominee for a term to expire at the 2008 Annual Meeting	3-year term	Since 1995, Mr. Isenberg has served as a Professor at the University of Southern California School of Cinema-Television. Since 2004 he has been a member of the board of trustees of Partners for Development, a non-governmental organization dedicated to developmental work in third-world countries. From 1998 to 2002, Mr. Isenberg was a board member of the Kayne Anderson Rudnick Mutual Funds.* From 1989 to 1995, he was President of Hearst Entertainment Productions, a producer of television movies and programming for major broadcast and cable networks.	Partners for Development

*	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, may be deemed an affiliate of Kayne Anderson.
REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS:

Initial Term
	Position(s)	of Office/		Other
Name	Held with	Time of	Principal Occupations	Directorships
(Year Born)	Registrant	Service	During Past Five Years	Held by Director

Anne K. Costin** (born 1950)	Director	3-year term/ served since July 2004	Ms. Costin is currently an Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years she was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	None

Initial Term
	Position(s)	of Office/		Other
Name	Held with	Time of	Principal Occupations	Directorships
(Year Born)	Registrant	Service	During Past Five Years	Held by Director

Steven C. Good (born 1942)	Director	2-year term/ served since July 2004	Mr. Good is a senior partner at Good Swartz Brown & Berns LLP, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Mr. Good founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Arden Realty, Inc.; OSI Systems, Inc.; and Big Dog Holdings, Inc.
Terrence J. Quinn (born 1951)	Director	3-year term/ served since July 2004	Mr. Quinn has served as Chairman and CEO of Total Capital Corp., a start-up specialty commercial finance company since 2004. From 2000 to 2003, Mr. Quinn was a co-founder and managing partner of MTS Health Partners, a private merchant bank providing services to publicly traded and privately held small to mid-sized companies in the healthcare industry. Mr. Quinn was a director and vice chairman of The Park Associates, Inc., a privately owned nursing home company chain.	None

**	Due to her ownership of securities issued by one of the underwriters in the Company’s offering of preferred stock, Ms. Costin was treated as an “interested person” of the Company, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), during and until the completion of such offering, which closed on April 12, 2005, and, in the future, may be treated as an “interested person” during any subsequent offerings of the Company’s securities that may be underwritten by the underwriter in which Ms. Costin owns securities.
REMAINING DIRECTOR WHO IS AN INTERESTED PERSON:

Initial Term
	Position(s)	of Office/		Other
Name	Held with	Time of	Principal Occupations	Directorships
(Year Born)	Registrant	Service	During Past Five Years	Held by Director

Kevin S. McCarthy*** (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	2-year term as a director, 1-year term as an officer/ served since July 2004	Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson since June 2004. From November 2000 to May 2004, he was Global Head of Energy for UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry. From July 1997 to November 2000, Mr. McCarthy led the energy investment banking activities of Paine Webber Incorporated. From July 1995 to March 1997, he was head of the Energy Group at Dean Witter Reynolds.	Range Resources Corporation

***	Mr. McCarthy is an “interested person” of the Company by virtue of his employment relationship with Kayne Anderson.

OFFICERS
      The preceding table gives information regarding Mr. McCarthy, the President and Chief Executive Officer of the Company. The following table sets forth each other officer’s name; position(s) with the Company and length of time served; principal occupation during the past five years; and other directorships held by each such officer.

	Position(s)	Term of		Other
Name	Held with	Office/Time	Principal Occupations	Directorships
(Year Born)	Registrant	of Service	During Past Five Years	Held by Officer

Ralph Collins Walter (born 1946)	Chief Financial Officer and Treasurer	1-year term/ served since inception	Mr. Walter has served as the Chief Operating Officer and Treasurer of Kayne Anderson since 2000. Before joining Kayne Anderson, he was the Chief Administrative Officer at ABN AMRO Inc., the U.S. –based investment-banking arm of ABN-AMRO Bank.	Knox College
David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer	1-year term/ served since inception	Mr. Shladovsky has served as a Managing Director and General Counsel of Kayne Anderson since 1997.	None
J.C. Frey (born 1968)	Portfolio Manager, Assistant Treasurer and Assistant Secretary	1-year term/ served since inception	J.C. Frey has served as Senior Managing Director of Kayne Anderson since December 2003, Managing Director from April 2001 to December 2003, and portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Mr. Frey joined Kayne Anderson in 1997.	None
      The Directors who are not “interested persons,” as defined in the 1940 Act, of Kayne Anderson or the Company’s underwriters are referred to herein as “Independent Directors.” Unless noted otherwise, references to the Company’s Independent Directors include Ms. Costin. None of the Company’s Independent Directors nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. From 1998 to 2002, Mr. Isenberg was a director of the Kayne Anderson Rudnick Mutual Funds. The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, may be deemed an affiliate of Kayne Anderson.
      The following table sets forth the dollar range of the Company’s equity securities beneficially owned by the Company’s Directors and the nominee as of December 31, 2004:

Aggregate Dollar Range of Equity Securities
in All Registered Investment Companies
	Dollar Range	Overseen or to be Overseen by Director
	of the Company’s	or Nominee in Family of Investment
Director or Nominee	Equity Securities	Companies(1) as of December 31, 2004

Anne K. Costin	$10,000-$50,000	$10,000-$50,000
Steven C. Good	$10,000-$50,000	$10,000-$50,000
Terrence J. Quinn	$10,000-$50,000	$10,000-$50,000
Gerald I. Isenberg	None	None
Kevin S. McCarthy	Over $100,000	Over $100,000

(1)	As of April 30, 2005, the Directors and the nominee did not oversee any other investment companies managed by Kayne Anderson.

      As of April 30, 2005, the Independent Directors (excluding Mr. Targoff, who is not standing for reelection) and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of that same date, the Independent Directors, other than Ms. Costin, did not own beneficially or of record any class of securities of the underwriters of the recent offering of the Company’s preferred stock or any person directly or indirectly controlling, controlled by, or under common control with such underwriters. As of April 30, 2005, Ms. Costin owned securities issued by one of such underwriters in the offering of the Company’s preferred stock and may continue to own securities in such issuer at the time of any future offering of the Company’s securities in which such company could be considered for participation as an underwriter. Accordingly, Ms. Costin was treated as an “interested person” of the Company as defined in the 1940 Act during and until the completion of the offering of the Company’s preferred stock, which closed on April 12, 2005, and, in the future, may be treated as an “interested person” during subsequent offerings of the Company’s securities if the relevant offering is underwritten by the company in which Ms. Costin owns securities. Such offerings may include the kind described in the second proposal of this proxy statement.
      The table below sets forth information about securities owned by the nominee and his immediate family members, as of March 31, 2005, in entities directly or indirectly controlling, controlled by, or under common control with, the Company’s investment adviser or underwriters.

	Name of Owners
	and Relationships			Value of	Percent of
Nominee	to Nominee	Company	Title of Class	Securities	Class

Gerald I. Isenberg	Self	Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership units	$2,034,049	0.36%

(1)	Kayne Anderson may be deemed to “control” this fund by virtue of its role as the fund’s general partner.
      Certain officers of Kayne Anderson, including all of the Company’s officers, own, in the aggregate, approximately $5 million of the Company’s common stock.
Committees of the Board of Directors
      The Company’s Board of Directors currently has three standing committees:

•	Audit Committee. Messrs. Good, Targoff and Quinn serve on the Audit Committee. The Audit Committee operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board of Directors and was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee Charter conforms to the applicable listing standards of the New York Stock Exchange. The Audit Committee Charter is attached hereto as Appendix A and will be attached at least every third year going forward. The Audit Committee approves and recommends to the Board of Directors the election, retention or termination of independent auditors; approves services to be rendered by the auditors; monitors the auditors’ performance; reviews the results of the Company’s audit; determines whether to recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report; and responds to other matters as outlined in the Audit Committee Charter. Each audit committee member is “independent” under the applicable New York Stock Exchange listing standard.

•	Valuation Committee. Ms. Costin and Messrs. Good, McCarthy and Quinn serve on the Valuation Committee. The Valuation Committee is responsible for the oversight of the Company’s pricing procedures and the valuation of its securities in accordance with such procedures. The Valuation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Company’s website (www.kaynemlp.com).

•	Nominating Committee. Ms. Costin and Messrs. Good, Quinn, and Targoff are members of the Nominating Committee, none of whom are “interested persons” of the Company as defined in the 1940 Act (other than as previously noted for Ms. Costin). The Nominating Committee is responsible for appointing and nominating Independent Directors to the Company’s Board of Directors. Each Nominating Committee member is “independent” under the applicable New York Stock Exchange listing standard. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Company’s website (www.kaynemlp.com). The Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a Director. The Nominating Committee expects to seek referrals for candidates to consider for nomination from a variety of sources, including current Directors, management of the Company, the investment adviser of the Company and counsel to the Company, and may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates. As set forth in the Nominating Committee Charter, in evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

•	the candidate’s knowledge in matters relating to the investment company industry;

•	any experience possessed by the candidate as a director or senior officer of public companies;

•	the candidate’s educational background;

•	the candidate’s reputation for high ethical standards and personal and professional integrity;

•	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

•	the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

•	the candidate’s ability to qualify as an independent director for purposes of the 1940 Act, the candidate’s independence from Company service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest; and

•	such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board of Directors and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

Prior to making a final recommendation to the Board, the Nominating Committee may conduct personal interviews with the candidates it concludes are the most qualified. The Nominating Committee met with Mr. Isenberg before recommending to the Board of Directors that he be nominated to stand for election as a Director.

If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including the Company’s stockholders.

To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to the Secretary of the Company, at the Company’s address, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of the Company’s stockholders), (b) a full description of the proposed candidate’s background, including his or her education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate. Any such recommendation must contain sufficient background information concerning the candidate to enable the Nominating Committee to make a proper judgment as to the candidate’s qualifications. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and will be evaluated in the same manner as other candidates for nomination. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.

Board of Director and Committee Meetings Held
      The following table shows the number of meetings held for the Company during the fiscal year ended November 30, 2004:

Board of Directors	4
Audit Committee	2
Valuation Committee	0
Nominating Committee	0
      All of the Directors then serving attended at least 75% of the meetings of the Board of Directors and applicable committees held during the fiscal year.
Audit and Related Fees
      Audit Fees. The aggregate fees billed by PricewaterhouseCoopers LLP during the Company’s initial fiscal year ended November 30, 2004 to the Company for professional services rendered with respect to the audit of the Company’s financial statements was $85,000. The Company was formed in June 2004, and thus did not pay PricewaterhouseCoopers LLP any fees prior to that date.
      Audit-Related Fees. The Company was not billed by PricewaterhouseCoopers LLP for any fees for assurance and related services reasonably related to the performance of the audits of the Company’s annual financial statements for its initial fiscal year.
      Tax Fees. For professional services for tax compliance, tax advice and tax planning for its last fiscal year, the Company was billed by PricewaterhouseCoopers LLP for fees in the approximate amount of $23,000.
      All Other Fees. The Company was not billed by PricewaterhouseCoopers LLP for any fees for services other than those described above during its initial fiscal year.
      Aggregate Non-Audit Fees. The Company was not billed by PricewaterhouseCoopers LLP for any amounts for any non-audit services during the Company’s initial fiscal year. In addition, neither Kayne Anderson nor any entity controlling, controlled by, or under common control with Kayne Anderson that provides ongoing services to the Company, was billed by PricewaterhouseCoopers LLP for any non-audit services during the Company’s initial fiscal year.
Audit Committee Pre-Approval Policies and Procedures
      Before the auditor is (i) engaged by the Company to render audit, audit related or permissible non-audit services to the Company or (ii) with respect to non-audit services to be provided by the auditor to Kayne Anderson or any entity in the investment Company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Company, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to Kayne Anderson. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit

Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.
      For engagements with PricewaterhouseCoopers LLP, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Company and to Kayne Anderson (with respect to the operations and financial reporting of the Company). None of the services rendered by PricewaterhouseCoopers LLP to the Company or Kayne Anderson were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The Audit Committee has considered whether the provision of non-audit services rendered by PricewaterhouseCoopers LLP to Kayne Anderson and any entity controlling, controlled by, or under common control with Kayne Anderson that were not required to be pre-approved by the Audit Committee is compatible with maintaining PricewaterhouseCoopers LLP’s independence.
Appointment of Independent Auditors
      The Board of Directors has appointed PricewaterhouseCoopers LLP, independent registered public accounting firm, as independent auditors to audit the books and records of the Company for its current fiscal year. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to stockholders’ questions. PricewaterhouseCoopers LLP has informed the Company that it has no direct or indirect material financial interest in the Company or Kayne Anderson.
Director and Officer Compensation.
      The Company does not compensate any of the Directors or officers who are employed by Kayne Anderson. Each of the Company’s Independent Directors receives a $25,000 annual retainer for serving as a Director. In addition, the Company’s Independent Directors receive fees for each meeting attended, as follows: $2,500 per Board meeting; $1,500 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees are not paid unless the meeting is held on a day when there is not a Board meeting and the meeting is more than 15 minutes in length. The Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and its committees.
      The following table sets forth estimated compensation to be paid by the Company during its first full fiscal year to the Independent Directors and the Director nominee. We have no retirement or pension plans.

		Estimated Total
	Estimated Aggregate	Compensation from
	Compensation from	the Company and
Name of Director or Nominee	the Company	Fund Complex(1)

Anne K. Costin	$42,000	$42,000
Steven C. Good	$42,000	$42,000
Terrence J. Quinn	$42,000	$42,000
Gerald I. Isenberg	$21,000	$21,000
Kevin S. McCarthy	$0	$0

(1)	As of April 30, 2005, the Directors and the nominee did not oversee any other investment companies managed by Kayne Anderson.
Required Vote.
      The election of Mr. Isenberg as a Class I Director requires the affirmative vote of the holders of a majority of shares of common stock and preferred stock outstanding as of the Record Date, voting together as a single class. For the purposes of determining whether the majority of the votes entitled to be cast by the common and preferred stockholders voting together as a single class approved the proposal, each common share and each preferred share is entitled to one vote. For purposes of the vote on the election of

Gerald Isenberg as a Class I Director, abstentions and broker non-votes, if any, will have the same effect as votes against the election of Mr. Isenberg, although they will be considered present for purposes of determining the presence of a quorum at the Annual Meeting.
BOARD RECOMMENDATION
      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE “FOR” THE ELECTION OF GERALD ISENBERG AS A CLASS I DIRECTOR.
PROPOSAL TWO
APPROVAL TO SELL SHARES OF
COMMON STOCK BELOW NET ASSET VALUE
      The 1940 Act prohibits the Company from selling shares of its common stock at a price below the current net asset value per share of such stock, except with the consent of a majority of its common stockholders or under certain other circumstances. Pursuant to this provision, the Company is seeking the consent of a majority of its common stockholders so that it may, in one or more public or private offerings of its common stock, sell shares of its common stock at a price below its then-current net asset value per share, subject to certain conditions discussed below. If approved, the authorization would be effective for a period expiring on the date of the Company’s 2006 Annual Meeting of Stockholders, which is expected to be held in June 2006.
      Generally, equity securities sold in public securities offerings are priced based on market prices, rather than net asset value per share. The Company is seeking the approval of a majority of its common stockholders of record to offer and sell shares of its common stock at prices that may be less than net asset value so as to permit the flexibility in pricing that market conditions generally require.
      The Company’s common stock has a limited trading history and has traded both at a premium and at a discount in relation to its net asset value. Although the Company’s common stock recently has been trading at a premium above net asset value, there can be no assurance that this will continue or that its common stock will not trade at a discount in the future. The continued development of alternatives to the Company as a vehicle for investment in a portfolio of MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of the Company’s common stock to trade at a premium in the future. Shares of closed-end investment companies frequently trade at a discount from net asset value. Without the approval of a majority of its common stockholders to sell stock at prices below its current net asset value per share, the Company would be precluded from selling shares of its common stock to raise capital during periods where the market price for its common stock is below its current net asset value.
      The Company believes that having the ability to issue its common stock below net asset value in certain instances will benefit all of its stockholders. The Company expects that it will be periodically presented with attractive opportunities to acquire securities of midstream energy companies that require the Company to make an investment commitment quickly. Because the Company generally attempts to remain fully invested and it does not intend to maintain cash for the purpose of making these investments, the Company may be unable to capitalize on investment opportunities presented to it unless it quickly raises capital. The market value of the Company’s common stock may periodically fall below its net asset value, which is not uncommon for a closed-end investment companies like the Company. If this decline were to occur, absent the approval of this proposal by a majority of common stockholders, the Company will not be able to effectively access capital markets to enable it to take advantage of attractive investment opportunities.
      If this proposal is approved, the Company does not anticipate selling its common stock below its net asset value unless it has identified attractive near term investment opportunities that Kayne Anderson reasonably believes will lead to a long-term increase in net asset value. In determining whether or not to sell additional shares of the Company’s common stock at a price below the net asset value per share, the Board of Directors will have duties to act in the best interest of the Company and its stockholders. Further, to the extent the

Company issues shares of its common stock below net asset value in a publicly registered transaction, the Company’s market capitalization and the amount of its publicly tradable common stock will increase, thus affording all common stockholders greater liquidity.
      The Company will only sell shares of its common stock at a price below net asset value per share if all of the following conditions are met:

•	The per share offering price, before deduction of underwriting fees, commissions and offering expenses, will not be less than the net asset value per share of the Company’s stock, as determined at any time within 2 business days of pricing of the common stock to be sold in the offering.

•	Immediately following the offering, after deducting offering expenses and underwriting fees and commissions, the net asset value per share of the Company’s common stock, as determined at any time within 2 business days of pricing of the common stock to be sold, would not have been diluted by greater than a total of 1% of such value per share of all outstanding common stock. The Company will not be subject to a maximum number of shares that can be sold or a defined minimum sales price per share in any offering so long as the aggregate number of shares offered and the price at which such shares are sold together would not result in dilution of the net asset value per share of the Company’s common stock in excess of the 1% limitation.

•	A majority of the Company’s Independent Directors makes a determination, based on information and a recommendation from Kayne Anderson, that Kayne Anderson reasonably expects that the investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in net asset value.
      Before voting on this proposal or giving proxies with regard to this matter, common stockholders should consider the potentially dilutive effect of the issuance of shares of the Company’s common stock at less than net asset value per share on the net asset value per outstanding share of common stock. Any sale of common stock at a price below net asset value would result in an immediate dilution to existing common stockholders and could potentially cause the further erosion on the net asset value per share. The 1940 Act establishes a connection between common share sale price and net asset value because when stock is sold at a sale price below net asset value per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Common stockholders should also consider that holders of the Company’s common stock have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding.
      The issuance of the additional shares of common stock will also have an effect on the gross amount of management fees paid by the Company to Kayne Anderson. The Company’s investment advisory agreement with Kayne Anderson provides for a management fee payable to Kayne Anderson as compensation for managing the investment portfolios of the Company computed as a percentage of assets under management. The increase in the Company’s asset base that would result from any issuance of shares of common stock proposed to be authorized by common stockholders in this proposal would increase assets of the Company under management, and would cause a corresponding increase in the gross amount of management fees paid to Kayne Anderson, but would not increase or decrease the management fee as a percentage of assets under management. However, by increasing the size of the Company’s asset base and number of shares outstanding, the Company may be able to reduce its fixed expenses both as a percentage of total assets and on a per share basis.

Required Vote.
      Approval of Proposal Two requires: (1) the affirmative vote of a majority of all common stockholders of record as of the Record Date and (2) the affirmative vote of a majority of the votes cast by the holders of common stock and preferred stock, voting together as a single class.
      For the purpose of determining whether a majority of the common stockholders of record approved this proposal, abstentions and broker non-votes, if any, will have the effect of a vote against Proposal Two. For the purpose of determining whether a majority of votes cast approved this proposal, abstentions and broker non-votes, if any, will have no effect on the outcome.
BOARD RECOMMENDATION
      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE “FOR” THE PROPOSAL TO ALLOW THE COMPANY TO SELL SHARES OF ITS COMMON STOCK AT A PRICE BELOW NET ASSET VALUE PER SHARE, SUBJECT TO CERTAIN CONDITIONS.
OTHER MATTERS
      The Board of Directors of the Company knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented at the Annual Meeting, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.
MORE INFORMATION ABOUT THE MEETING
      Stockholders. At the Record Date, the Company had the following numbers of shares of stock issued and outstanding:

Shares of Common Stock	Shares of Preferred Stock

33,676,442	3,000
      At April 30, 2005, each Director beneficially owned equity securities of the Company having values within the indicated dollar ranges.

Aggregate Dollar Range of
Director or Nominee	Equity Securities in the Company(1)

Anne K. Costin	$50,000-$100,000
Steven C. Good	$50,000-$100,000
Terrence J. Quinn	$10,000-$50,000
Gerald I. Isenberg	$0
Kevin S. McCarthy	Above $100,000

(1)	As of April 30, 2005, the Directors and the nominee did not oversee any other investment companies managed by Kayne Anderson.
      At April 30, 2005, no Director or officer held shares of preferred stock of the Company.
      To the knowledge of the Company’s management, as of April 30, 2005: there were no other entities holding beneficially more than 5% of the Company’s outstanding common stock; none of the Company’s Directors owned 1% or more of its outstanding common stock; and the Company’s officers and Directors owned, as a group, less than 1% of its outstanding common stock.

      How Proxies Will Be Voted. All proxies solicited by the Board of Directors that are properly executed and received at or prior to the Annual Meeting, and that are not revoked, will be voted at the Annual Meeting. Votes will be cast in accordance with the instructions marked on the enclosed proxy card. If no instructions are specified, the persons named as proxies will cast such votes FOR the proposals. We know of no other matters to be presented at the Annual Meeting. However, if another proposal is properly presented at the Annual Meeting, the votes entitled to be cast by the persons named as proxies on the enclosed proxy card will cast such votes in their sole discretion.
      How To Vote. If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to vote your shares. If you are a stockholder of record, you may authorize the persons named as proxies to cast the votes you are entitled to cast at the meeting by completing, signing dating and returning the enclosed proxy card. Stockholders of record or their duly authorized proxies may vote in person if able to attend the Annual Meeting.
      Expenses and Solicitation of Proxies. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Company. The Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, Kayne Anderson, the Company’s transfer agent, or by brokers or their representatives or by InvestorConnect, a division of The Altman Group, Inc., a solicitation firm that has been engaged by the Company to assist in proxy solicitations. The costs associated with the services provided by such firm are estimated to be $35,000. The Company will not pay any representatives of the Company or Kayne Anderson any additional compensation for their efforts to supplement proxy solicitation.
      Revoking a Proxy. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter revoking your proxy to the Secretary of the Company at the Company’s offices located at 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067; (2) properly executing and sending a later-dated proxy; or (3) attending the Annual Meeting, requesting return of any previously delivered proxy, and voting in person.
      Quorum and Adjournment. The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum. If a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting. Failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Company to additional expense.
      No Appraisal or Dissenter Rights. Stockholders do not have any appraisal or dissenter rights in connection with any of the matters discussed in this proxy statement.
SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE
      Section 30(h) of Investment Company Act of 1940 and Section 16(a) of the Securities Exchange Act of 1934 require the Company’s directors and officers, investment adviser, affiliated persons of the investment advisor and persons who own more than 10% of a registered class of the Company’s equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the Company’s shares with the SEC and the New York Stock Exchange. Those persons and entities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of those forms furnished to the Company, the Company believes that its Directors and officers, Kayne Anderson and affiliated persons of Kayne Anderson have complied with all applicable Section 16(a) filing requirements during the last fiscal year. To the knowledge of management of the Company, no person owns beneficially more than 10% of a class of the Company’s equity securities.

AUDIT COMMITTEE REPORT
      The Audit Committee of the Board of Directors (the “Board”) of Kayne Anderson MLP Investment Company (the “Company”) is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Company, (2) the quality and integrity of the Company’s financial statements, (3) the Company’s compliance with regulatory requirements, and (4) the independence and performance of the Company’s independent and internal auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, the Company’s annual financial statements with both management and the independent auditors and the Audit Committee meets periodically with the independent and internal auditors to consider their evaluation of the Company’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace the Company’s independent auditors and determines their compensation, subject to ratification of the Board, if required. The Audit Committee is currently composed of three Directors. The Audit Committee operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board, a copy of which is attached as Appendix A. Each committee member is “independent” as defined by New York Stock Exchange listing standards.
      The Audit Committee, in discharging its duties, has met with and held discussions with management and the Company’s independent and internal auditors. The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. Management has represented to the independent auditors that the Company’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Company’s independent auditors provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with representatives of the independent auditors their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Company’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.
      Based on the Audit Committee’s review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Audit Committee, the committee has recommended that the Board include the audited financial statements in the Company’s Annual Report.

Michael Targoff
Steven C. Good
Terrence J. Quinn

INVESTMENT ADVISER
      Kayne Anderson is the Company’s investment adviser. Its principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.
ADMINISTRATOR
      Bear Stearns Funds Management Inc. (“Administrator”) provides certain administrative services to us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 383 Madison Avenue, 23rd Floor, New York, New York 10179.
STOCKHOLDER COMMUNICATIONS
      Stockholders may send communications to the Board of Directors. Communications should be addressed to the Secretary of the Company at its principal offices at 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067. The Secretary will forward any communications received directly to the Board of Directors. The Company does not have a policy with regard to Board attendance at annual meetings. The Annual Meeting is the Company’s first annual meeting.
STOCKHOLDER PROPOSALS
      The Company’s current Bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 1800 Avenue of the Stars, Second Floor, Los Angeles, California, 90076, not later than 5:00 p.m. (Pacific Time) on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. Accordingly, a stockholder nomination or proposal intended to be considered at the 2006 Annual Meeting must be received by the Secretary of the Company on or after December 23, 2006, and prior to 5:00 p.m. (Pacific Time) on January 24, 2006. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the Company’s 2006 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, the Company must receive it on or before January 24, 2006. All nominations and proposals must be in writing.

By Order of the Board of Directors

David J. Shladovsky
Secretary
May 23, 2005

APPENDIX A
KAYNE ANDERSON MLP INVESTMENT COMPANY
AUDIT COMMITTEE CHARTER
      The Board of Directors (the “Board”) of Kayne Anderson MLP Investment Company (the “Company”) shall have an Audit Committee (the “Audit Committee”).

I.	Statement of Purpose and Function
      The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal controls, and the Auditor’s responsibility to plan and carry out the audit in accordance with auditing standards generally accepted in the United States. The Auditor is ultimately responsible to the Board and the Audit Committee.
      The purposes of the Audit Committee are to:

•	assist the Board in its oversight of (1) the integrity, quality and objectivity of the Company’s financial statements and the independent audit thereof, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and the Company’s independent auditor (the “Auditor”), (5) the Company’s accounting and financial reporting policies and practices by reviewing disclosures made to the Audit Committee by the Company’s certifying officers and the Auditor about any significant deficiency in, or material change in the operation of, the Company’s internal controls or material weaknesses therein, and any fraud involving Kayne Anderson Capital Advisors, L.P. (the “Advisor”) or any employees or other persons who have a significant role in the Company’s internal controls;

•	prepare an audit committee report as required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement;

•	select, oversee and approve the compensation of the Auditor and to act as liaison between the Auditor and the Board; and

•	conduct an annual performance evaluation of the Audit Committee.
      The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company.

II.	Committee Composition
      The Audit Committee shall be comprised of at least three directors, all of whom shall be independent directors (i.e., directors who are not “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended, and who are free of any other relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as Audit Committee members). Each member shall be appointed by the Board, and a majority of the independent directors of the Board also shall approve each appointment.
      The Board shall designate one member as Audit Committee Chairman.
      Members of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

      The Audit Committee shall consider whether one or more members of the Audit Committee is an “Audit Committee financial expert,”(1) as such term is defined by the Securities and Exchange Commission, and whether any such expert is “independent.”(2) The Audit Committee shall report the results of its deliberations to the Board for further action as appropriate, including, but not limited to, a determination by the Board that the Audit Committee membership includes or does not include one or more “Audit Committee financial experts” and any related disclosure to be made concerning this matter.

III.	Duties and Responsibilities
      The Audit Committee shall meet with the finance and other personnel of the Company and the Advisor as necessary and appropriate to fulfill the Committee’s oversight role. The Audit Committee shall have unrestricted access to the Auditor and the Company’s administrator.
      To carry out its purposes, the Audit Committee shall have the following duties and powers (such listing is not intended to limit the authority of the Audit Committee in achieving its purposes):

1. Selection of Auditor and Approval of Fees.

(a) The Audit Committee shall pre-approve the selection of the Auditor and shall recommend the selection, retention or termination of the Auditor to the Board and, in connection therewith, shall evaluate the independence of the Auditor, including an evaluation of the extent to which the Auditor provides any consulting, auditing or non-audit services to the Advisor or its affiliates. The Audit Committee shall review the Auditor’s specific representations as to its independence.

(b) The Audit Committee shall review and approve the fees charged by the Auditor for audit and non-audit services to be provided to the Company in accordance with the pre-approval requirements set forth below. The Company shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Company.

2. Meetings with Auditor. The Audit Committee shall meet with the Auditor prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Committee shall deem necessary or appropriate. The Chairman of the Audit Committee shall meet with the Auditor informally as needed. The Audit Committee shall ensure that the Auditor reports directly to the Audit Committee.

3. Reports by Auditor. The Audit Committee shall request the Auditor to report at least annually concerning, and shall engage the Auditor in discussions regarding, the following and other pertinent matters:

(a) the arrangements for and scope of the annual audit and any special audits;

(b) all critical accounting policies and practices to be used;

(c) any matters of concern relating to the Company’s annual audited financial statements and quarterly financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with manage-

      (1) Notwithstanding any such identification, each member of the Audit Committee is expected to contribute significantly to the work of the Committee. Moreover, identification as an “audit committee financial expert” will not increase the duties, obligations or liability of the identified person as compared to the duties, obligations and liability imposed on that person as a member of the Audit Committee and of the Board.
      (2) For purposes of this finding of independence only, in order to be considered “independent,” any such expert must not only be independent for purposes of the Investment Company Act but also must satisfy the additional requirement that he or she may not, other than in his or her capacity as a member of the Audit Committee, the Board, or any other Board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company.

ment, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

(d) any audit problems or difficulties and management’s response;

(e) any material written communication between the Auditor and management such as any management letter or schedule of unadjusted differences;

(f) all non-audit services provided to any entity in the “Investment Company Complex”(3) that were not pre-approved by the Audit Committee;

(g) the amount of all fees received by the Auditor for providing services of any type to the Advisor and any affiliate controlled by the Advisor, and confirmation that the Auditor has not provided any prohibited non-audit services;

(h) the Auditor’s comments with respect to the Company’s financial policies, procedures and internal accounting controls and responses thereto by the Company’s officers, the Advisor and administrator, as well as other personnel;

(i) confirmation of the form of written opinion the Auditor proposes to render to the Board and stockholders of the Company, and discussion or reporting on the general nature of the disclosures to be made in Form N-CSR;

(j) the adequacy and effectiveness of relevant accounting internal controls and procedures and the quality of the staff implementing those controls and procedures;

(k) periodic reports concerning relevant regulatory changes and new accounting pronouncements that significantly affect the value of the Company’s assets and its financial reporting;

(l) disclosures to the Auditor’s and the Audit Committee by the Company’s chief executive or chief financial officer of (i) any material weaknesses in internal controls, (ii) any significant deficiencies in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize, and report financial data and, (iii) any fraud, whether or not material, that involves management of other employees who have a significant role in the Company’s internal controls, and (iv) any other matters that could jeopardize the Company’s ability to file its financial statements with the Securities and Exchange Commission or the certifying officers’ ability to certify the Company’s N-CSR;

(m) confirmation that the Auditor is in compliance with the audit partner rotation requirements applicable to the engagement with the Company;

(n) the Auditor’s internal quality-control procedures, including any material issues raised by the most recent internal quality-control review, or peer review, of the Auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issues;

(o) all relationships between the Auditor and the Company, and between the Auditor and the Advisor (to assess the Auditor’s independence); and

(p) the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

      (3) “Investment Company Complex” means the Company, the Advisor and any entity controlled by, controlling or under common control with the Advisor if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Company or the Advisor.

In order to ensure that the Audit Committee has had an opportunity to review the Auditor’s report and other required communications relating to the annual audit of the Company’s financial statements prior to the date the audited financial statements are filed with the Securities and Exchange Commission and released to the public (i.e., within 60 days following the end of the Company’s fiscal year), the Audit Committee shall either meet with the Auditor or, in lieu of a meeting, require the Auditor to deliver a written report to the Audit Committee concerning these matters prior to the date the audited financial statements are filed with the Securities and Exchange Commission and released to the public.

4. Meetings with Management and the Advisor. The Audit Committee shall periodically meet with its management and the Advisor to discuss such items as it deems appropriate, including but not limited to the Company’s annual audited financial statements, including the Company’s disclosures under “Management’s Discussion of Fund Performance.”

5. Discussion of Other Important Items. The Audit Committee shall meet to discuss and give due consideration to the following items:

(a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and their effect on the Company, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

(b) analyses prepared by management and/or the Auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

(c) the effect of regulatory and accounting initiatives on the financial statements of the Company;

(d) earnings press releases, and financial information and earnings guidance provided to analysts and rating agencies (such discussion may be done generally, i.e., discussion of the types of information to be disclosed and the type of presentation to be made), and the Audit Committee is not required to discuss in advance each earnings release or each instance in which the Company may provide earnings guidance;

(e) policies with respect to risk assessment and risk management; and

(f) hiring policies with respect to employees or former employees of the Auditor.

6. Evaluation of Audit Related Services and Permissible Non-Audit Services.

(a) The Audit Committee shall evaluate all audit related services performed or to be performed by the Auditor for the Company. The Audit Committee shall regularly review with the Auditor any difficulties the Auditor encountered in the course of the audit work, including any restrictions on the scope of the Auditor’s activities or on access to requested information, and any significant disagreements with management. Among the items the Audit Committee may want to review with the Auditor are: any accounting adjustments that were noted or proposed by the Auditor but were “passed” (as immaterial or otherwise); any communications between the audit team and the Auditor’s national office respecting auditing or accounting issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the Auditor to the Company. The review should also include discussion of the responsibilities, budget and staffing of the Company’s internal audit function.

(b) The Audit Committee shall also evaluate all permissible non-audit services performed or to be performed by the Auditor for the Company or (i) the Advisor and (ii) any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Company, if the nature of the services provided relate directly to the operations or financial reporting of the Company, to ensure that such services do not impair the independence of the Auditor. Audit related services are assurance and related services that are reasonably related to the performance of the audit or review of the

Company’s financial statements or that are traditionally performed by the independent auditor that do not impair the independence of the Auditor. Permissible non-audit services include tax compliance, tax planning, tax advice and other routine and recurring services that do not impair the independence of the Auditor.

7. Pre-Approval of Auditor Services.

(a) Pre-Approval Requirements for Services to Company. Before the Auditor is engaged by the Company to render audit related or permissible non-audit services, either:

(i) The Audit Committee shall pre-approve such engagement; or

(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Advisor. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.

(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Company other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5 percent of the total amount of revenues paid by the Company to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

(b) Pre-Approval of Non-Audit Services Provided to the Advisor and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Advisor and (ii) any entity in the investment company complex (see note 3), if the nature of the services provided relate directly to the operations or financial reporting of the Company.
      Application of De Minimis Exception: The De Minimis exceptions set forth above under Section 5(a) apply to pre-approvals under this Section (b) as well, except that the “total amount of revenues” calculation for Section 5(b) services is based on the total amount of revenues paid to the Auditor by the Company and any other entity that has its services approved under this Section (i.e., the Advisor or any control person).

8. Prohibited Activities of the Auditor. The Audit Committee shall confirm with the Auditor that the Auditor who is performing the audit for the Company is not performing contemporaneously (during the audit and professional engagement period) any impermissible non-audit services for the Company or the Advisor (see Section III.2(f)).

9. Establishment of Procedures Regarding Concerns or Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company, the Advisor, the administrator, the lead underwriters, or any other provider of accounting related services for the Company, of concerns regarding questionable accounting or auditing matters.

10. Reporting. The Audit Committee Chairman shall report to the Board the recommendations and determinations of the Audit Committee, as well as the results of any Audit Committee reviews.(4)

11. Minutes. The Audit Committee shall prepare minutes of all meetings of the Committee.

IV.	Amendment.
      The Audit Committee shall review this Charter on an annual basis and recommend any changes to the Board. This Charter may be amended by a vote of a majority of the Board.

      (4) This report shall include any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Auditor, or the performance of the Company’s internal compliance function.

PROXY	PROXY

KAYNE ANDERSON MLP INVESTMENT COMPANY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – JUNE 15, 2005

The undersigned stockholder of Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), hereby appoints David J. Shladovsky and J.C. Frey, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held at 1800 Avenue of the Stars, Second Floor, Los Angeles, CA, on June 15, 2005, at 9:00 a.m., Pacific Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and revokes any proxy heretofore given with respect to such Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” the nominee for director and “for” Proposal 2. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON MLP INVESTMENT COMPANY
ANNUAL MEETING PROXY CARD

AUTHORIZED SIGNATURES
— THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

Signature	Date

Signature(s)(if held jointly):	Date

(continued from reverse side)

KAYNE ANDERSON MLP INVESTMENT COMPANY
ANNUAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW
AND, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL.

1.	THE ELECTION OF GERALD I. ISENBERG FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIES.

FOR	WITHHOLD
☐	☐

2.	AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT, TO AUTHORIZE THE COMPANY TO SELL SHARES OF ITS COMMON STOCK AT A PRICE LESS THAN NET ASSET VALUE.

☐ FOR       ☐ AGAINST       ☐ ABSTAIN

3.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.